united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

FormulaFolios US Equity Portfolio

Annual Report

December 31, 2017

1-855-907-3233

www.formulafolios.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower Portfolio turnover rather than using a high- frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios US Equity Portfolio Shareholder,

The fiscal year ending December 31, 2017 was a moderately strong year for most asset classes, as broad markets started the period on a positive note and never looked back.

The year began with riskier asset classes (such as stocks) outperforming safe-haven asset classes (such as gold and bonds) as global equity markets continued the rally following the US presidential election on November 8. This trend persisted through the entire year as global equity markets continued to reach new highs and safe-haven assets experienced more suppressed (though still positive) returns.

A major exception to the strong positive trend was in commodities, as oil slid for the first half of the year before rebounding to end the year in positive territory.

While broad markets were positive for the year and economic data and growth remained mostly positive, there were still many geopolitical risks and uncertainties present. Most notably, tensions between the US and North Korea continued to rise and many questions and uncertainties remained around the Trump administration and US tax reform until the end of the year. Markets mostly ignored these risks over the past year, but it would not be unreasonable to expect higher levels of volatility on a forward-looking basis.

Though broad markets remain strong, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many years.

The following pages of this annual report include information about your Portfolio, as well as a discussion regarding the global economic environment during the fiscal year ended December 31, 2017 and how recent prevailing economic factors affected Portfolio performance.

Please remember all securities markets fluctuate, as do Portfolio prices. Though it is impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist

FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of December 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or Portfolio.

Global Economic Year In Review

Similar to the year ending December 31, 2016, the fiscal year ending December 31, 2017 was another distinct year in the broad investment markets, though for very different reasons.

While 2016 was plagued with a modestly high level of volatility and risk, including the worst start to a year in recorded history for the US stock markets, 2017 experienced extremely low levels of volatility and risk. In fact, the past year was one of the least volatile years in history for large-cap US stocks (specifically for the S&P 500 Index). The CBOE Volatility Index (VIX), which is derived from 30-day S&P 500 options prices and was launched in 1990, closed at the lowest level since its inception early in November 2017.

Further illustrating the low levels of volatility through the past year, in the 12-month period immediately following the presidential election the S&P 500 experienced its lowest daily change rate in over 50 years (and the second lowest change rate for a 12-month period dating back to the Index’s inception in 1927) . Over the 12-month time period, the average daily change in the S&P 500 was only 0.31% compared to a historical average of 0.72%.

As volatility remained low for US stocks, downside risk remained low as well. Through December 31, 2017, the S&P 500 remains in its third longest streak in history without a 5% correction.

Though US stocks performed well with minimal volatility through the year, with large-cap indices outperforming small-cap indices, a major shift in trends from recent years was the strong performance experienced by international stocks. Early in the year, the Euro zone’s GDP growth rate was reported higher than the US for the first time since 2008.

While international stocks were strong in the early 2000’s, they have largely underperformed US stocks as a whole since the 2008 financial crisis. From January 1, 2008 – December 31, 2016, both developed international and emerging market stocks had negative rates of return. The total return for the MSCI EAFE Index, including dividends, over this period was -3.07% (an average of - 0.35% per year) while the total return for the MSCI Emerging Markets Index, including dividends, was -7.93% (an average of -0.91% per year).

However, emerging market stocks was the strongest performing equity asset class through the fiscal year ending December 31, 2017, with developed international stocks following closely behind and performing in-line with large-cap US stock indices.

With global stocks experiencing strong gains during the year, other asset classes such as commodities and bonds lagged behind.

Oil continued its recent volatile trend as prices had fallen almost 22% by mid-June, but oil prices rallied and posted a 12.42% gain by year-end. This end of the year surge helped broad commodity indices to finish the year positive as well, though to a much lesser extent than stock markets.

Broad fixed-income markets also finished the year positive, though gains were somewhat muted. As riskier assets continued to perform well, high-yield bonds outperformed less risky treasury bonds. Contributing to the moderated fixed-income returns for the year, the potential for higher interest rates remained a headwind as the Fed hiked rates three times during the year.

As a whole, it was a positive year in the broad investment markets.

Portfolio Performance Summary

For the fiscal year ended December 31, 2017, the FormulaFolios US Equity Portfolio underperformed its primary benchmark on a total return basis.

The Portfolio had a cumulative total return of +11.31% for the 12 months ended December 31, 2017. In comparison, the Portfolio’s primary benchmark, the Russell 3000, which is a broad measure of total US stock market performance, posted a +21.13% cumulative total return.

Some of this underperformance relative to the benchmark can be attributed to the style of equities held inside the Portfolio throughout the year. While the Portfolio primarily invests its assets in the securities of large capitalization companies, the Portfolio may also invest in equity securities of small and mid-cap companies.

While the Russell 3000 Index measures the performance of the 3,000 largest publicly traded US companies, the Index is market capitalization weighted, so larger companies account for a greater portion of total performance than smaller companies. The Index also holds a blend of both value and growth oriented stocks (as oppose to skewing more toward either growth or value companies).

During the most recent fiscal year, the Portfolio had a higher weight to mid- cap and small-cap companies than the Russell 3000 Index. While these smaller sized companies still performed well during the year, large-cap stocks as a whole outperformed mid and small-cap stocks. The large-cap S&P 500 Index experienced a +21.83% return for the year while the small-cap Russell 2000 Index experienced a smaller +14.65% return.

Furthermore, the Portfolio maintained a value bias for its holdings (as oppose to a more growth or blended oriented weighting). During the most recent fiscal year, growth stocks outperformed value stocks as a whole. The Russell 3000 Growth Index experienced a +29.59% return for the year while the Russell 3000 Value Index experienced a smaller +13.19% return.

Relative to the Morningstar mid-cap value category, the current Morningstar category for the Portfolio based on its most recent underlying holdings, the Portfolio experienced a more in-line total return of +11.31% compared to +13.56% for the category (still a slight underperformance, but to less of an extent than compared to the Russell 3000).

While the market capitalization and style bias largely explain the Portfolio’s performance, the Portfolio maintained a sizeable amount of assets allocated to cash throughout the year, creating a slight drag on returns as well.

Based on the prevailing market conditions throughout the year, the Portfolio was still able to create a modest positive return for the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal. When selecting investments for the Portfolio, our models utilize a proprietary three factor model to select up to 50 stocks from the Russell 3000 Index. The three factors are fundamental, technical, and macro-economic. These factors aim to ensure the Portfolio selects only the most fundamentally sounds companies, only selects companies with positive interest in the markets, and only invests assets when the broad US stock market appears to be favorable for investing.

The Portfolio does not have targeted industry exposure, but is mindful of industry weightings. The Portfolio will typically hold 40-50 individual US equities, though the number may vary. Due to the diversity in how markets are measured and how holdings are selected, the Portfolio has built-in defensive measures that allow it to take defensive positions, including cash, to limit catastrophic losses and preserve capital during poor market conditions, while still seeking long-term participation in equity bull markets. For example, during adverse market, economic, political, or other prevailing conditions, the Portfolio may invest up to 100% of assets in cash or cash equivalent investments.

Maintaining the ability to seek defensive positions is consistent with the overarching philosophy of FormulaFolio Investments, though it may cause the Portfolio to temporarily deviate from the objective of holding 40-50 individual US equities. By taking defensive positions, volatility and drawdowns may be minimized while giving the Portfolio the potential to achieve desirable returns during favorable investment environments.

How Market Conditions Affected Portfolio

The equity exposure level of the Portfolio as well as the average capitalization and style of the individual equities held were the largest contributors to Portfolio performance relative to the benchmark.

The Portfolio was underinvested relative to the objective of investing at least 80% of its net assets in equity securities for much of the year. Going into January 2017 the Portfolio was approximately 78% invested in US equities. By February 28, the Portfolio had increased exposure to approximately 98%, but this slowly decreased in the second half of the period and the Portfolio ended the year with approximately 88% exposure. During this time period, the lower level of equity exposure created a drag on returns as broad equity markets experienced positive momentum with minimal volatility through the entire year. While investment percentages fluctuated through the year, the Portfolio was below the 80% equity exposure goal multiple times, sometimes with lengthy durations below the threshold.

While holding a higher than normal level of cash, the Portfolio also shifted toward a higher weight in small and mid -cap companies with a value bias compared to the Russell 3000 Index benchmark. This skewed returns as larger companies and growth oriented companies outperformed smaller companies and value oriented companies.

Though many factors affected the Portfolio and resulted in an inconsistent allocation percentage relative to the stated objective during a large portion of the year, relative company valuations seemed to be the most prominent.

Broad US Earnings Per Share (EPS) data was modestly strong through the year, but many companies were still “expensive” relative to historical valuation levels. At the end of the year, the S&P 500 Forward Price-to-Earnings level was 18.4; higher than the trailing five-year average of 15.8 and the trailing 10-year average of 14.2. This inflated level indicates the market may be slightly overvalued and would need to see earnings increase, stock prices decrease, or a combination of both to fall back to the trailing averages.

Global macro-economic and political sentiment has been mixed through much of the year. While investors have recently become more optimistic about topics such as tax reform and economic growth, there has also been levels of pessimism regarding these topics at different points through the year. Furthermore, tensions between the US and North Korea escalated multiple times in the past year, causing short lived volatility spikes and downward pressure for riskier asset classes. Although major global equity markets finished the year positive, these various macro-economic and political red-flags caused some levels of concern had risks not diminished throughout the year.

Due to the relatively high market valuations and mixed geopolitical sentiment, the Portfolio was slightly more conservative than its stated objective through much of the year. This defensive posture helped reduce downside exposure and volatility, but resulted in a drag in total returns as well.

A Look Ahead for Next Year

The Portfolio is approximately 88% invested in US equities as of the end of the fiscal year ended December 31, 2017, higher than the 80% or higher objective of the Portfolio.

US equities rallied through the year as investors shrugged-off most negative news and expressed confidence in President Trump’s expected pro-growth policies. As stocks rallied, bonds and other asset classes lagged behind as investors took more of a risk-on approach.

This trend is expected to persist thorough the next year as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term. The Fed projects three rate increases in 2018, which is consistent with the view of a modestly expanding economy and higher inflation rates.

Adding to the potential upward trend, a new tax bill was passed in December 2017. Many experts believe this tax reform could fuel another leg of growth for the economy and broad stock markets.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next year while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios US Equity Portfolio. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Portfolio. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

S&P 500 Index – The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index – The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market).

S&P 500 Forward Price-to-Earnings Level – The S&P 500 forward price-to-earnings ratio (forward P/E) is a valuation method used to compare the Index’s current price to its expected combined per-share earnings for the next 12 months.

6146-NLD-2/16/2018

FORMULAFOLIOS US EQUITY PORTFOLIO
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Portfolio’s performance figures* for the period ended December 31, 2017, as compared to its benchmarks:

		Since
	One Year	Commencement (1)
FormulaFolios US Equity Portfolio	11.31%	9.86%
S&P 500 Total Return Index (2)	21.83%	18.30%
Russell 3000 Total Return Index (3)	21.13%	18.44%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. The total operating expenses as stated in the fee table to the Portfolio’s most recent prospectus are 10.08%. After fee waivers, the Portfolio’s total annual operating expenses are 2.18%. For performance information current to the most recent month-end, please call 1-855-907-3233.

(1)	Commencement of investment operations was July 13, 2016.

(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Portfolio’s returns, the indexes do not reflect any fees or expenses.

(3)	The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. Investors may not invest directly; unlike the Portfolio’s returns, the indexes do not reflect any fees or expenses.

Top Ten Holdings by Industry Sector	% of Net Assets
Electric	14.0%
Banks	9.4%
Pharmaceuticals	6.9%
Semiconductors	5.7%
Insurance	5.4%
Diversified Financial Services	4.8%
Chemicals	3.5%
Healthcare-Services	3.5%
Retail	3.2%
Gas	3.0%
59.4%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

FORMULAFOLIOS US EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Fair Value
	COMMON STOCK - 86.2%
	AGRICULTURE - 1.5%
41	Altria Group, Inc.	$2,928

	AUTO MANUFACTURERS - 1.6%
46	PACCAR, Inc.	3,270

	AUTO PARTS & EQUIPMENT - 0.1%
6	Delphi Technologies PLC *	297

	BANKS - 9.4%
85	Citizens Financial Group, Inc.	3,568
44	Comerica, Inc.	3,820
232	Huntington Bancshares, Inc.	3,378
179	KeyCorp	3,610
252	Regions Financial Corp.	4,355
		18,731
	BIOTECHNOLOGY - 1.6%
18	Amgen, Inc.	3,130

	CHEMICALS - 3.5%
36	Eastman Chemical Co.	3,335
146	Mosaic Co.	3,746
		7,081
	COMMERCIAL SERVICES - 1.9%
97	Quanta Services, Inc. *	3,794

	COSMETICS/PERSONAL CARE- 2.3%
60	Colgate-Palmolive Co.	4,527

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
22	Ameriprise Financial, Inc.	3,728
62	FNF Group	2,433
92	Invesco Ltd.	3,362
		9,523
	ELECTRIC UTILITIES - 14.0%
675	AES Corp.	7,310
46	American Electric Power Co, Inc.	3,384
81	Exelon Corp.	3,192
46	IDACORP, Inc.	4,203
124	PG&E Corp.	5,559
94	Portland General Electric Co.	4,285
		27,933
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
69	Emerson Electric Co.	4,809

	ELECTRONICS - 1.5%
80	Brady Corp.	3,032

	FOREST PRODUCTS & PAPER - 1.7%
58	International Paper Co.	3,361

	GAS - 3.0%
130	UGI Corp.	6,103

	HAND/MACHINE TOOLS - 1.8%
21	Stanley Black & Decker, Inc.	3,563

	HEALTHCARE-SERVICES - 3.5%
34	Cigna Corp.	6,905

	HOLDING COMPANIES-DIVERSIFIED - 1.7%
132	Leucadia National Corp.	3,497

	HOME BUILDERS - 1.9%
112	PulteGroup, Inc.	3,724

	HOUSEHOLD PRODUCTS/WARES - 1.3%
22	Kimberly-Clark Corp.	2,655

	INSURANCE - 5.4%
49	Principal Financial Group, Inc.	3,457
31	Prudential Financial, Inc.	3,564
28	Travelers Cos., Inc.	3,798
		10,819
	LEISURE TIME - 1.7%
50	Carnival Corp.	3,318

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Fair Value
	COMMON STOCK - 86.2% (Continued)
	MACHINERY-DIVERSIFIED - 1.9%
57	Applied Industrial Technologies, Inc.	$3,882

	OIL & GAS - 1.9%
59	Marathon Petroleum Corp.	3,893

	PHARMACEUTICALS - 6.9%
122	Cardinal Health, Inc.	7,475
40	McKesson Corp.	6,238
		13,713
	RETAIL - 3.2%
28	Target Corp.	1,827
47	Wal-Mart Stores, Inc.	4,641
		6,468
	SEMICONDUCTORS - 5.7%
70	Applied Materials, Inc.	3,578
30	KLA-Tencor Corp.	3,152
45	Texas Instruments, Inc.	4,700
		11,430

	TOTAL COMMON STOCK (Cost - $167,223)	172,386

	LIMITED PARTNERSHIP - 1.4%
	PIPELINES - 1.4%
69	TransMontaigne Partners LP	2,722
	TOTAL LIMITED PARTNERSHIP (Cost - $2,771)

	REAL ESTATE INVESTMENT TRUST (REITs) - 1.6%
15	Public Storage	3,135
	TOTAL REAL ESTATE INVESTMENT TRUST (REITs) (Cost - $3,135)

	SHORT-TERM INVESTMENT - 12.5%
	MONEY MARKET FUND - 12.5%
30,555	Fidelity Government Institutional Money Market Fund Institutional Class, 1.14%**	30,555
	TOTAL SHORT-TERM INVESTMENT (Cost - $30,555)

	TOTAL INVESTMENTS - 101.7% (Cost - $203,684) (a)	$208,798
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%	(8,871)
	NET ASSETS - 100.0%	$199,927

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security

**	Rate reflects seven-day effective yield on December 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $203,142 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,659
Unrealized depreciation	(3,003)
Net unrealized appreciation	$5,656

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$203,684
At value	$208,798
Receivable due from Adviser	26,544
Dividends and interest receivable	340
Prepaid expenses and other assets	12
TOTAL ASSETS	235,694

LIABILITIES
Payable for fund shares repurchased	2
Distribution (12b-1) fees payable	7,558
Payable to related parties	7,331
Accrued expenses and other liabilities	20,876
TOTAL LIABILITIES	35,767
NET ASSETS	$199,927

NET ASSETS CONSIST OF:
Paid in capital	$127,827
Undistributed net investment income	1,104
Accumulated net realized gain from security transactions	65,882
Net unrealized appreciation (depreciation) of investments	5,114
NET ASSETS	$199,927

NET ASSET VALUE PER SHARE:
Net Assets	$199,927
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	21,866
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.14

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of withholding taxes of $15)	$8,985
Interest	385
TOTAL INVESTMENT INCOME	9,370

EXPENSES
Investment advisory fees	4,229
Distribution (12b-1) fees	4,274
Legal fees	24,322
Audit & tax fees	14,999
Trustees fees and expenses	13,543
Administrative services fees	13,429
Compliance fees	12,722
Custodian fees	8,718
Printing and postage expenses	8,357
Other expenses	18
TOTAL EXPENSES	104,611

Less: Fees waived/reimbursed by the Adviser	(95,099)

NET EXPENSES	9,512

NET INVESTMENT LOSS	(142)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	68,797
Net change in unrealized appreciation (depreciation) of investments	(4,872)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	63,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,783

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period* Ended
	December 31, 2017	December 31, 2016
FROM OPERATIONS:
Net investment loss	$(142)	$(1,313)
Net realized gain from security transactions	68,797	27,095
Net change in unrealized appreciation (depreciation) of investments	(4,872)	9,986
Net increase in net assets resulting from operations	63,783	35,768

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain	(25,811)	(1,640)
Net decrease in net assets resulting from distributions to shareholders	(25,811)	(1,640)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	290,459	1,179,854
Reinvestment of distributions	25,811	1,640
Payments for shares redeemed	(1,321,145)	(49,792)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(1,004,875)	1,131,702

TOTAL INCREASE (DECREASE) IN NET ASSETS	(966,903)	1,165,830

NET ASSETS
Beginning of Period	1,166,830	1,000
End of Period*	$199,927	$1,166,830
* Includes accumulated net investment income of:	$1,104	$1,335

SHARE ACTIVITY
Shares Sold	29,071	117,867
Shares Reinvested	3,055	158
Shares Redeemed	(123,560)	(4,825)
Net increase (decrease) in shares of beneficial interest outstanding	(91,434)	113,200

*	The FormulaFolios US Equity Portfolio commenced investment operations on July 13, 2016.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the		For the		For the
	Year Ended		Period Ended		Period Ended
	December 31, 2017		December 31, 2016 (2)		December 31, 2015 (1)

Net asset value, beginning of period	$10.30		$10.00		$10.00
Income from investment operations:
Net investment loss (3)	(0.00	) (11)	(0.02)		—
Net realized and unrealized gain on investments	0.99		0.33		—
Total from investment operations	0.99		0.31		—
Less distributions from:
Net realized gains	(2.15)		(0.01)		—
Total distributions	(2.15)		(0.01)		—
Net asset value, end of period	$9.14		$10.30		$10.00
Total return (4)	11.31%		3.14	% (10)	0.00	% (10)
Net assets, at end of period (000s)	$200		$1,167		$1
Ratio of gross expenses to average net assets (5,6)	24.63%		10.15	% (9)	0.00	% (9)
Ratio of net expenses to average net assets (6)	2.24	% (8)	2.25	% (9)	0.00	% (9)
Ratio of net investment loss to average net assets (7)	(0.03)%		(0.24	)% (9)	0.00	% (9)
Portfolio Turnover Rate	293%		310	% (10)	0	% (10)

(1)	The FormulaFolios US Equity Portfolio’s inception date was November 19, 2015.

(2)	The FormulaFolios US Equity Portfolio commenced investment operations on July 13, 2016.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Does not include the expenses of other investment companies in which the Portfolio invests.

(7)	Recognition of investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Effective August 1, 2017, the Adviser agreed to waive expenses greater than 2.18% per annum for the Portfolio’s average daily net assets. Prior to August 1, 2017, the agreement was 2.25% per annum for the Portfolio’s average daily net assets.

(9)	Annualized.

(10)	Not annualized.

(11)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The FormulaFolios US Equity Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The Portfolio currently offers one class of shares: Class 1 shares which are offered at net asset value. The Portfolio’s investment objective is to seek to achieve long-term capital appreciation. The Portfolio’s inception date was November 19, 2015. The Portfolio commenced investment operations on July 13, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Portfolio may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$172,386	$—	$—	$172,386
Limited Partnership	2,722	—	—	2,722
Real Estate Investment Trust (REIT)	3,135	—	—	3,135
Short-Term Investment	30,555	—	—	30,555
Total	$208,798	$—	$—	$208,798

The Portfolio did not hold any Level 2 or Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for open tax year 2016, or expected to be taken in the Portfolio’s 2017 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,206,679 and $2,001,884, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Portfolio are overseen by the Board, which is responsible for the overall management of the Portfolio. FormulaFolios Investments, LLC serves as the Portfolio’s investment adviser (the “Adviser”).

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio, the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolio pays the Adviser an investment advisory fee, computed and accrued

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets through July 31, 2017. Effective August 1, 2017, the investment advisory fee changed to an annual rate of 0.93%. For the year ended December 31, 2017, the Portfolio incurred $4,229 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Portfolio for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding front-end or contingent deferred loads, taxes, borrowing costs, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Portfolio may invest or extraordinary expenses such as litigation) do not exceed 2.25% per annum of the Portfolio’s average daily net assets for Class 1 shares through July 31, 2017. Effective August 1, 2017, the rate was reduced to 2.18% per annum of the Portfolios average daily net assets for Class 1.

Fees waived or expenses reimbursed may be recouped by the Adviser from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above. The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2017, the Adviser waived $95,099 in advisory fees due to the Waiver Agreement.

The following amount are subject to recapture by the Fund until the following dates:

12/31/2019	12/31/2020
$43,537	$95,099

Distributor – The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 1.00% of the average daily net assets for Class 1 shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Adviser. For the year ended December 31, 2017, the Portfolio incurred distribution fees of $4,274 for Class 1 Shares.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares. For the year ended December 31, 2017, there were no underwriting commissions paid for sales of Class 1 shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities. GFS fees incurred are reflected on the Statement of Operations within Administrative service fees.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio. Fees incurred for Chief Compliance Officer fees are reflected on the Statement of Operations within Compliance fees.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

services, Blu Giant receives customary fees from the Portfolio. Blu Giant fees incurred are reflected on the Statement of Operations within Printing and postage expenses.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$25,811	$1,640
Long-Term Capital Gain	—	—
	$25,811	$1,640

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$65,602	$842	$—	$—	$—	$5,656	$72,100

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, and adjustments for partnerships and real estate investment trusts, resulted in reclassification for the year ended December 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(89)	$89

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, Security Benefit Life/Variable Annuity held 99.4% ownership of the voting securities of the Portfolio.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no material items requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios US Equity Portfolio and
Board of Trustees of Northern Lights Funds Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FormulaFolios US Equity Portfolio (the “Portfolio”), a series of Northern Lights Funds Trust II, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and financial highlights for each of the three periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of FormulaFolios US Equity Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Portfolio’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2018

FORMULAFOLIOS US EQUITY PORTFOLIO
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Hypothetical
			Actual		(5% return before expenses)
Portfolio’s
	Annualized	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account Value	Account Value	Paid During	Account Value	Paid During
	Ratio	7/1/17	12/31/17	Period*	12/31/17	Period*

Class 1	2.24%	$1,000.00	$1,075.50	$11.71	$1,013.92	$11.37

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the FormulaFolios US Equity Portfolio (the “FormulaFolios Portfolio”) and FormulaFolio Investments, LLC (“FormulaFolio”) (the “FormulaFolio Advisory Agreement”).

Based on their evaluation of the information provided by FormulaFolio, in conjunction with the FormulaFolios Portfolio’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the FormulaFolio Advisory Agreement with respect to FormulaFolios Portfolio.

In advance of the Meeting, the Board requested and received materials to assist them in considering the FormulaFolio Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the FormulaFolio Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the FormulaFolio Advisory Agreement and comparative information relating to the advisory fee and other expenses of the FormulaFolios Portfolio. The materials also included due diligence materials relating to FormulaFolio (including due diligence questionnaires completed by FormulaFolio, select financial information of FormulaFolio, bibliographic information regarding FormulaFolio’s key management and investment advisory personnel, and comparative fee information relating to the FormulaFolios Portfolio) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the renewal of the FormulaFolio Advisory Agreement with respect to the FormulaFolios Portfolio. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement. In considering the renewal of the FormulaFolio Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Formula Folio related to the proposed renewal of the FormulaFolio Advisory Agreement with respect to the FormulaFolios Portfolio, including FormulaFolio’s Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the personnel performing services for the FormulaFolios Portfolio, including the team of individuals that primarily monitor and execute the investment process. The Board then discussed the extent of FormulaFolio research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered FormulaFolio specific responsibilities in all aspects of the day-to-day management of the FormulaFolios Portfolio. The Board also noted FormulaFolio’s steady growth, increased personnel and commitment to the algorithm. Additionally, the Board received satisfactory responses from the representative of FormulaFolio with respect to a series of important questions, including: whether

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

FormulaFolio is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the FormulaFolios Portfolio; and whether FormulaFolio has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by FormulaFolio of its practices for monitoring compliance with the FormulaFolios Portfolio’s investment limitations, noting that the FormulaFolio CCO will routinely review the portfolio managers’ performance of their duties with respect to the FormulaFolios Portfolio to ensure compliance under FormulaFolio’s compliance program. The Board then reviewed the capitalization of FormulaFolio based on financial information and other materials provided and discussed with FormulaFolio and concluded that FormulaFolio was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the FormulaFolios Portfolio. The Board also discussed FormulaFolio’s compliance program with the CCO of the Trust. The Board concluded that FormulaFolio had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the FormulaFolio Advisory Agreement with respect to the FormulaFolios Portfolio and that the nature, overall quality and extent of the management services provided by FormulaFolio was satisfactory and reliable.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the FormulasFolios Portfolio as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended September 30, 2017. The Boarded noted that the FormulaFolios Portfolio under performed its peer group, Morningstar category and benchmark for each period although, overall, performance was positive. The Board further noted that the FormulaFolios Portfolio held significant cash holdings which may have contributed to the underperformance as compared to the peer group and Morningstar category. After further discussion, the Board concluded that performance was acceptable although the Board would continue to monitor the FormulaFolios Portfolio’s relative performance.

Fees and Expenses. As to the costs of the services provided by FormulaFolio, the Board reviewed and discussed the FormulaFolios Portfolio’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Morningstar Reports noting that the advisory fee was in line with the peer group and Morningstar category. The Board then reviewed the contractual arrangements for the FormulaFolios Portfolio, which stated that FormulaFolio had agreed to waive or limit its advisory fee and/or reimburse expenses at least until July 31, 2019 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.18% of the FormulaFolios Portfolio’s Class 1 Shares, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on FormulaFolio’s experience and expertise, and the services provided by FormulaFolio to the FormulaFolios Portfolio, the advisory fee charged by FormulaFolio to the FormulaFolios Portfolio was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to FormulaFolio with respect to the FormulaFolios Portfolio based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by FormulaFolio. With respect to the FormulaFolios Portfolio, the Board noted that FormulaFolio was not profitable and was currently incurring significant out of pocket expenses. The Board concluded that, based on the services provided and the projected growth of the FormulaFolios Portfolio, the anticipated profit from FormulaFolio’s relationship with the FormulaFolios Portfolio was not excessive.

Economies of Scale. As to the extent to which each of the FormulaFolios Portfolio will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FormulaFolio’s’ expectations for growth of the FormulaFolios Portfolio. The Board also noted the recent reduction of the advisory fee and expense caps and agreed to continue to monitor for the potential to

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

lower fees even further. After discussion, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from FormulaFolio as the Trustees believed to be reasonably necessary to evaluate the terms of the FormulaFolio Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the FormulaFolio Advisory Agreement, (a) the terms of the FormulaFolio Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the FormulaFolio Advisory Agreement is in the best interests of the FormulaFolios Portfolio and its shareholders. In considering the approval of the renewal of the FormulaFolio Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the FormulaFolio Advisory Agreement was in the best interest of the FormulaFolios Portfolio and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement.

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street,Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	2	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001)(financial services company).	2	Board Member, Orizon Investment Counsel (financial services company)

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	2	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011) .	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of December 31, 2017 the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolio and the FormulaFolios US Equity Fund also managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-907-3233.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3233.

INVESTMENT ADVISOR
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $13,000

2016 – $12,500

2015 – $7,000

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 – None

(c)	Tax Fees

2017 – $2,500

2016 – $2,500

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 – $2,500

2016 – $2,500

2015 – $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/1/18